UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2025

Trimble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
10368 Westmoor Dr, Westminster, CO 80021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 887-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TRMB	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.
As previously disclosed, Trimble Inc. (the “Company”) was unable to file its Annual Report on Form 10-K for the period ended January 3, 2025 (the “2024 Form 10-K”) by the prescribed due date, as further discussed in Item 3.01 below. In connection with the delayed 2024 Form 10-K, the Company obtained, on March 21, 2025, a Consent and Waiver relating to the Credit Agreement, dated March 24, 2022, as amended. Under the Consent and Waiver, the Lenders party to the Credit Agreement and the Administrative Agent agreed (i) to extend to June 2, 2025 the Company’s deadline to deliver the Financial Deliverables for the fiscal year ending January 3, 2025 and for the fiscal quarter ending April 4, 2025 and (ii) to waive any Default or Event of Default resulting solely from the non-delivery of the Financial Deliverables on or prior to the original deadline set forth in the Credit Agreement (where capitalized terms, if not defined herein, are as defined in the Credit Agreement).
The foregoing description of the Consent and Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent and Waiver, a copy of which is attached hereto as Exhibit 10.1.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the Company’s delayed 2024 Form 10-K, the Company received, on March 20, 2025, an expected notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company is delinquent in filing the 2024 Form 10-K, the Company no longer complies with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the Securities and Exchange Commission. The Notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market.
In accordance with Nasdaq’s listing rules, the Company has 60 calendar days after the Notice to submit a plan of compliance to Nasdaq addressing how the Company intends to regain compliance with Nasdaq’s listing rules. Pursuant to the Notice, Nasdaq has the discretion to grant the Company up to 180 calendar days from the due date of the Form 10-K, or July 2, 2025, to regain compliance. The Company intends to take the necessary steps to regain compliance with Nasdaq’s listing rules as soon as practicable.
As discussed on the Company’s earnings call on February 19, 2025, the Company’s audit process for fiscal year 2024 has been delayed due to the time required to prepare and file (i) an amendment to the Company’s Form 10-K for fiscal year 2023 and (ii) the Quarterly Reports on Form 10-Q for the first three quarters of fiscal year 2024, all of which were filed on January 16, 2025. Nothing has come to the Company’s attention which causes it to believe that the financial results included in the 2024 Form 10‑K will differ from those presented in the Company’s press release dated February 19, 2025 announcing the financial results for its fourth quarter and fiscal year ended January 3, 2025. The Company expects to file the 2024 Form 10‑K as soon as practicable.
7.01. Regulation FD Disclosure.
On March 26, 2025, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is being furnished herewith as Exhibit 99.1.
The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This document and the exhibits contain forward-looking statements within the meaning of Section 21E of the Exchange Act, which are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Company’s expectations as to the anticipated timing of filing the 2024 Form 10-K and completion of the Company’s audit for fiscal year 2024 and statements relating to the Company’s plan to regain compliance with Nasdaq’s listing rules, as well as all statements that are not historical facts. These forward-looking statements are subject to change, and actual results may materially differ from those set forth in this Current Report due to certain risks and uncertainties. Factors that could cause or contribute to changes in such forward-looking statements include, but are not limited to, the expected timing and results of the Company’s audit for fiscal year 2024; the risk that the completion and filing of the 2024 Form 10-K will take longer than expected; uncertainties about the timing of the Company’s submission of a compliance plan; Nasdaq’s acceptance of any such plan; the duration of any extension that may be granted by Nasdaq; and the risk that the Company will be unable to meet Nasdaq’s continued listing requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements set forth in reports filed with the SEC, including the Company’s current reports on Form 8-K, quarterly reports on Form 10-Q and its annual report on Form 10-K. Undue reliance should not be placed on any forward-looking statement contained herein. These statements reflect the Company’s position as of the date of this Current Report. The Company expressly disclaims any undertaking to release publicly any updates or revisions to any statements to reflect any change in the Company’s expectations or any change of events, conditions, or circumstances on which any such statement is based.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exh. No.	Description
10.1	Consent and Waiver, dated March 21, 2025, to the Credit Agreement dated March 24, 2022, by and among Trimble Inc., the lenders party thereto and Bank of America, N.A., as administrative agent
99.1	Press Release, dated March 26, 2025
104	The cover page from this Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Date: March 26, 2025	By:	/s/ PHILLIP SAWARYNSKI
Phillip Sawarynski Chief Financial Officer